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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): August 29, 2000


                            AMB PROPERTY CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                       001-13545                        94-3281941
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(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer Identification
       Incorporation)                                                      Number)


             505 Montgomery Street, San Francisco, California 94111
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               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (former name or former address, if changed since last report)
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ITEM 5 OTHER EVENTS.

      On August 29, 2000, AMB Property II, L.P., a partnership in which AMB Property Holding Corporation, a wholly owned subsidiary of AMB Property Corporation, owns an approximate 1% general partnership interest and AMB Property, L.P. owns an approximate 99% common limited partnership interest, issued and sold 20,000 7.95% Series G cumulative redeemable preferred limited partnership units at a price of $50.00 per unit in a private placement. AMB Property II, L.P. used the gross proceeds of $1,000,000 to pay transaction expenses, including a placement fee, and to repay advances from AMB Property, L.P. in the amount of $990,000.

      In addition, on September 1, 2000, AMB Property II, L.P. issued and sold 840,000 8.125% Series H Cumulative Redeemable Preferred Limited Partnership Units at a price of $50.00 per unit in a private placement. AMB Property II, L.P. used the gross proceeds of $42,000,000 to pay transaction expenses, including a placement fee, to repay advances from AMB Property, L.P in the amount of approximately 32,400,000, and to make a loan to AMB Property, L.P. in the amount of approximately $8,600,000. AMB Property, L.P. used the loan proceeds to partially repay amounts owed under its unsecured credit facility and the remainder for general corporate purposes.

SERIES G AND SERIES H PREFERRED UNITS

         General. Each Series G preferred unit will be entitled to receive cumulative preferential distributions from August 29, 2000 payable on or before the 15th of January, April, July and October of each year, commencing October 15, 2000, at a rate of 7.95% per annum in preference to any payment made on any other class or series of partnership interest of AMB Property II, L.P., other than any class or series of partnership interest expressly designated as ranking on parity with or senior to the Series G preferred units.

                  Each Series H preferred unit will be entitled to receive cumulative preferential distributions from September 1, 2000 payable on or before the 25th of March, June, September and December of each year, commencing September 25, 2000, at a rate of 8.125% per annum in preference to any payment made on any other class or series of partnership interest of AMB Property II, L.P., other than any class or series of partnership interest expressly designated as ranking on parity with or senior to the Series H preferred units.

         Ranking. The Series G and Series H preferred units rank on parity with each other and with all classes or series of preferred partnership units designated as ranking on a parity with such series of preferred units with respect to distributions and rights upon liquidation, dissolution and winding-up (including AMB Property II, L.P.'s Series C preferred units, Series D preferred units, Series E preferred units and Series F preferred units), senior to all classes or series of preferred partnership units designated as ranking junior to such series of preferred units and junior to all other classes or series of preferred partnership units designated as ranking senior to such series of preferred units.



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         Limited Consent Rights. For so long as any Series G preferred units or
Series H preferred units, respectively, remain outstanding, AMB Property II, L.P. shall not, without the affirmative vote of the holders of at least two-thirds of such series of preferred units:

         - authorize, create or increase the authorized or issued amount of any class or series of partnership interests ranking prior to such series of preferred units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any partnership interests of AMB Property II, L.P. into any such partnership interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such partnership interests,

         - authorize or create, or increase the authorized or issued amount of any preferred units ranking on a parity with such series of preferred units or reclassify any partnership interest of AMB Property II, L.P. into any such partnership interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such partnership interests but only to the extent such parity preferred units are issued to an affiliate of AMB Property II, L.P., other than its general partner or AMB Property, L.P. to the extent the issuance of such interests was to allow its general partner or AMB Property, L.P. to issue corresponding preferred stock or preferred interests to persons who are not affiliates of AMB Property II, L.P., or

         - either (1) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or (2) amend, alter or repeal the provisions of AMB Property II, L.P.'s partnership agreement, whether by merger, consolidation or otherwise, in each case in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of such series of preferred units or the holders of such series of preferred units.

         With respect to the occurrence of any of the events set forth in the third bullet point above, so long as AMB Property II, L.P. is either the surviving entity and preferred units of such series remain outstanding with the terms materially unchanged or the resulting, surviving or transferee entity is a partnership, limited liability company or like entity organized under the laws of any state and substitutes for the preferred units of such series other partnership interests having substantially the same terms and rights as such series of preferred units, the occurrence of any such event will not be considered to materially and adversely affect rights, preferences, privileges or voting powers of holders of such series of preferred units. Any increase in the amount of partnership interests or the creation or issuance of any other class or series of



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partnership interests, in each case ranking on a parity with or junior to the preferred units of such series will not be considered to materially and adversely affect such rights, preferences, privileges or voting powers.

         Limited Management Rights. If distributions on any Series G preferred units or Series H preferred units remain unpaid for six or more quarterly periods (whether or not consecutive), subject to the rights of any holders of future preferred units ranking on a parity with the Series G preferred units or Series H preferred units, respectively, the holders of the Series G or Series H preferred units, as applicable, may assume certain rights to manage AMB Property II, L.P. for the sole purpose of enforcing AMB Property II, L.P.'s rights and remedies against obligees of AMB Property II, L.P. or others from whom AMB Property II, L.P. may be entitled to receive cash or other assets, until all distributions accumulated on such series of preferred units for all past quarterly periods and distributions for the then-current quarterly period have been fully paid or declared and a sum sufficient for the payment of such dividends irrevocably set aside in trust for payment in full.

         Redemption and Exchange. Beginning August 29, 2005 for the Series G preferred units and September 1, 2005 for the Series H preferred units, such series of preferred units may be redeemed by AMB Property II, L.P. out of proceeds from issuances of AMB Property Corporation's capital stock at a redemption price equal to $50.00 per unit, plus all accrued and unpaid distributions to the date of redemption. Beginning August 29, 2010, the Series G preferred units, and September 1, 2010 the Series H preferred units, may be exchanged, in whole but not in part, into shares of AMB Property Corporation's 7.95% Series G cumulative redeemable preferred stock and 8.125% Series H cumulative redeemable preferred stock, respectively, at the option of 51% of the holders of the respective series. In addition, the Series G preferred units and the Series H preferred units may be exchanged, in whole but not in part, into shares of preferred stock of the respective series at any time at the option of 51% of the holders of the respective series if:

         - distributions on the applicable series of preferred units have not been made for six prior quarterly distribution periods, whether or not consecutive, or

         - AMB Property Holding Corporation or one of its subsidiaries takes the position, and a holder or holders of the applicable series of preferred units receive an opinion of independent counsel, that AMB Property II, L.P. is, or upon the happening of a certain event likely will be, a "publicly traded partnership" within the meaning of the Internal Revenue Code.

         In addition, the Series G preferred units and the Series H preferred units may be exchanged, in whole but not in part, at the option of 51% of the holders of the respective series, after August 29, 2003 and prior to August 29, 2010 and after September 1, 2003 and prior to



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September 1, 2010, respectively, if the preferred units of such series would not be considered "stock and securities" for federal income tax purposes.

         In addition, the Series G preferred units may be exchanged, in whole but not in part, at the option of 51% of the holders, at any time that there exists an imminent and substantial risk that such holders' interest in AMB Property II, L.P. represents or will represent more than 19.0% of the total profits of or capital interests in AMB Property II, L.P. for a taxable year.

         Furthermore, the Series G preferred units may be exchanged, in whole but not in part, at the option of 51% of the holders, if the Series G preferred units are held by a real estate investment trust and excluding the effect of certain loans and advances, from time to time, from AMB Property II, L.P. to AMB Property, L.P. or any other affiliate or related entity for purposes of the 5% test of Section 856(c)(4)(B) of the Internal Revenue Code, either (A) AMB Property II, L.P. is advised by independent counsel that, based on the assets and income of AMB Property II, L.P. for a taxable year after 1999, it would not satisfy the income and assets tests of Section 856 of the Internal Revenue Code for such taxable year if it were a real estate investment trust within the meaning of the Internal Revenue Code; or (B) the holder of the Series G preferred units shall deliver an opinion of independent counsel to the effect that, based on the assets and income of AMB Property II, L.P. for a taxable year after 1999, AMB Property II, L.P. would not satisfy the income and assets tests of Section 856 of the Internal Revenue Code for such taxable year if it were a real estate investment trust within the meaning of the Internal Revenue Code and that such failure would create a meaningful risk that the holder of the Series G preferred units would fail to maintain its qualification as a real estate investment trust.

         AMB Property Corporation may, in lieu of exchanging the Series G preferred units or Series H preferred units for shares of Series G preferred stock or Series H preferred stock, elect to redeem all or a portion of its preferred units of such series for cash in an amount equal to $50.00 per unit plus accrued and unpaid distributions. The right of the holders of Series G preferred units and Series H preferred units to exchange the preferred units for shares of AMB Property Corporation's Series G preferred stock and Series H preferred stock, as applicable, shall in each case be subject to the ownership limitations set forth in AMB Property Corporation's charter in order for it to maintain its qualification as a real estate investment trust for federal income tax purposes.

SERIES G AND SERIES H PREFERRED STOCK

         General. Each share of Series G and Series H preferred stock into which the Series G and Series H preferred units, respectively, may be exchanged will be entitled to receive cumulative preferential cash dividends from the date of issue (including any accrued but unpaid distributions in respect of such series of preferred units at the time that such units are exchanged for shares of Series G or Series H preferred stock, as applicable) payable on or before the 15th of January, April, July and October of each year, in cash, at the rate of 7.95% per annum for the Series G preferred stock and at the rate of 8.125% per annum for the Series H preferred stock in preference to any payment made on any other classes or series of capital stock or other equity securities of AMB Property Corporation, other than any class or series of equity securities of



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AMB Property Corporation expressly designated as ranking on a parity with or senior to the Series G preferred stock or the Series H preferred stock, respectively.

         Ranking. The Series G and Series H preferred stock will rank on parity with each other and with AMB Property Corporation's 8.50% Series A cumulative redeemable preferred stock, its 8.65% Series B cumulative redeemable preferred stock, its 8.75% Series C cumulative redeemable preferred stock, its 7.75% Series D cumulative redeemable preferred stock, its 7.75% Series E cumulative redeemable preferred stock and its 7.95% Series F cumulative redeemable preferred stock, if and when issued, and all other classes or series of preferred stock designated as ranking on a parity with the applicable series with respect to distributions and rights upon liquidation, dissolution or winding-up, senior to all classes or series of preferred stock designated as ranking junior to the applicable series and junior to all other classes or series of preferred stock designated as ranking senior to the applicable series.

         Redemption. The Series G and Series H preferred stock may be redeemed, at AMB Property Corporation's option, on and after August 29, 2005 and September 1, 2005, respectively, in whole or in part from time to time, at a redemption price payable in cash equal to $50.00 per share, plus any accrued but unpaid dividends to the date of redemption. AMB Property Corporation may redeem the Series G or Series H preferred stock prior to August 29, 2005 and September 1, 2005, respectively, to the extent necessary to maintain its qualification as a real estate investment trust. The redemption price of the Series G and Series H preferred stock (other than the portion of the redemption price consisting of accumulated but unpaid dividends) will be payable solely out of proceeds from issuances of AMB Property Corporation's capital stock.

         Limited Voting Rights. If dividends on any of the shares of Series G or Series H preferred stock remain unpaid for six or more quarterly periods (whether or not consecutive), the holders of such shares of such series of preferred stock (voting as a single class with all other shares of preferred stock ranking on a parity with such series of preferred stock upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional directors of AMB Property Corporation who will be elected by a plurality of the votes cast in such election for a one-year term and until their successors are duly elected and shall qualify (or until such director's right to hold such office terminates, whichever occurs earlier, subject to such director's earlier death, disqualification, resignation or removal), at a special meeting called by the holders of at least 20% of the outstanding shares of such series of preferred stock or the holders of shares of any other class or series of preferred stock ranking on a parity with such series of preferred stock with respect to which dividends are also accrued and unpaid (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of stockholders) or, if the request for a special meeting is received by AMB Property Corporation less than 90 days before the date fixed for the next annual or special meeting of stockholders, at the next annual or special meeting of stockholders, and at each subsequent annual meeting until all dividends accumulated on the shares of such series of preferred stock for all past dividend periods and the dividend for the then current dividend period have been fully paid or declared and a sum sufficient for the payment of such dividends irrevocably set aside in trust for payment in full. Upon the payment in full of all such dividends,



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the holders of such series of preferred stock will be divested of their voting rights and the term of any member of the board of directors elected by the holders of such series of preferred stock and holders of any other shares of preferred stock ranking on a parity with such series of preferred stock will terminate.

         In addition, for so long as any shares of Series G or Series H preferred stock are outstanding, without the consent of two-thirds of the holders of the Series G or Series H preferred stock, respectively, then outstanding, AMB Property Corporation shall not:

         - authorize or create or increase the authorized or issued amount of any shares ranking senior to such series of preferred stock or reclassify any authorized shares of AMB Property Corporation into any such shares,

         - designate or create, or increase the authorized or issued amount of, or reclassify any authorized shares of AMB Property Corporation into any preferred stock ranking on a parity with such series of preferred stock, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such shares, but only to the extent such preferred stock ranking on a parity with such series of preferred stock is issued to an affiliate of AMB Property Corporation, or

         - either (1) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety, to any corporation or other entity or (2) amend, alter or repeal the provisions of AMB Property Corporation's Articles of Incorporation, whether by merger, consolidation or otherwise, in each case that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of such series of preferred stock or the holders of such series of preferred stock.

         The Series G and Series H preferred stock have no voting rights other than as discussed above and as otherwise provided by applicable law.

         With respect to the occurrence of any of the events set forth in the third bullet point above, so long as AMB Property Corporation is either the surviving entity and shares of such series of preferred stock remain outstanding with the terms materially unchanged or the resulting, surviving or transferee entity is a corporation, business trust or like entity organized under the laws of any state and substitutes for the shares of such series of preferred stock other preferred stock or preferred shares having substantially the same terms and rights as such series of preferred stock, the occurrence of any such event will not be considered to materially and adversely affect rights, preferences, privileges or voting powers of holders of the Series G or Series H preferred stock, respectively. Any increase in the amount of authorized preferred stock,



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the creation or issuance of any other class or series of preferred stock or any increase in an amount of authorized shares of each class or series, in each case ranking on a parity with or junior to the Series G or Series H preferred stock, will not be considered to materially and adversely affect such rights, preferences, privileges or voting powers.

         Liquidation Preference. Each share of Series G and Series H preferred stock is entitled to a liquidation preference of $50.00 per share, plus any accrued but unpaid dividends, in preference to any other class or series of capital stock of AMB Property Corporation, other than any class or series of equity securities of AMB Property Corporation expressly designated as ranking on a parity with or senior to such series of preferred stock.

FORWARD LOOKING STATEMENTS

         Some of the information included in this report contains forward-looking statements, such as statements pertaining to the use of proceeds from the sale of the Series G preferred units and the Series H preferred units. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits:

        Exhibit
        Number                        Description
        -------                       -----------

         3.1 Articles Supplementary establishing and fixing the rights and preferences of the 7.95% Series G Cumulative Redeemable Preferred Stock.

         3.2 Registration Rights Agreement among AMB Property Corporation, AMB Property II, L.P. and the unit holders signatory thereto dated August 29, 2000.

         3.3 Articles Supplementary establishing and fixing the rights and preferences of the 8.125% Series H Cumulative Redeemable Preferred Stock.

         3.4 Registration Rights Agreement among AMB Property Corporation, AMB Property II, L.P. and the unit holders signatory thereto dated September 1, 2000.

         10.1 Eighth Amended and Restated Agreement of Limited Partnership of AMB Property II, L.P., dated September 1, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMB Property Corporation
                                             (Registrant)


Date:  September 29, 2000                   By: /s/ TAMRA BROWNE
                                               ---------------------------------
                                               Tamra Browne
                                               Vice President and General
                                               Counsel
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                                  EXHIBIT INDEX


       Exhibit
         No.      Description
       -------    -----------

         3.1 Articles Supplementary establishing and fixing the rights and preferences of the 7.95% Series G Cumulative Redeemable Preferred Stock.

         3.2 Registration Rights Agreement among AMB Property Corporation, AMB Property II, L.P. and the unit holders signatory thereto dated August 29, 2000.

         3.3 Articles Supplementary establishing and fixing the rights and preferences of the 8.125% Series H Cumulative Redeemable Preferred Stock.

         3.4 Registration Rights Agreement among AMB Property Corporation, AMB Property II, L.P. and the unit holders signatory thereto dated September 1, 2000.

         10.1 Eighth Amended and Restated Agreement of Limited Partnership of AMB Property II, L.P., dated September 1, 2000.



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